[HYBRID LETTERHEAD]

                                                                  EXHIBIT 10.25

                             VOLUME PURCHASE AGREEMENT


THIS AGREEMENT ("Agreement") is made this ___ day of May, 1997 ("effective date") by and between HYBRID NETWORKS, INC., ("Hybrid") having its principal place of business at 10161 Bubb Road, Cupertino, CA 95014 3D COMMUNICATIONS ("CUSTOMER") and selected affiliated companies having its principal place of business at ___________________________________.


RECITALS

A. Hybrid designs, develops, manufactures and distributes certain equipment relating to high speed modem/routers for use in wireless and cable environments.

B.   CUSTOMER is a ____________________________________________________________
     __________________________________________________________________.

C. CUSTOMER desires to purchase certain equipment from Hybrid, and Hybrid is willing to sell such equipment to CUSTOMER, on and subject to the terms set forth below.

Now, therefore, in consideration of the mutual agreements and covenants herein contained, the parties, intending to be legally bound, agree as follows:


1.   SALE AND PURCHASE

A. On and subject to the terms and conditions hereof, CUSTOMER agrees to purchase from Hybrid, and Hybrid agrees to sell to CUSTOMER, a minimum of _______ units (the "Units") consisting of either Hybrid's model CCM-201/221 wireless and cable client cable modem/router (multi-user (which modems shall be capable of serving at least 20 users)) or N-201/221 modem (single user), or any combination thereof (the "Purchase Commitment"). The per-Unit purchase price for the CCM-201/221 shall be are identified in Addendum A (less the volume purchase agreement identified in Addendum B for the modems).

B. Both parties agree to use their best efforts to develop a mutually agreed-upon forecasted delivery schedule not later than ____________, which schedule shall be revised on a quarterly basis not later than the 10h business days of each new quarter.

C. CUSTOMER shall order Products by issuing written purchase orders to Hybrid. Such purchase orders will be subject to written acceptance by Hybrid, and upon acceptance, will constitute a binding agreement between Hybrid and CUSTOMER with respect to the Products identified herein on the term and conditions included herein. All purchase orders submitted by CUSTOMER to Hybrid shall be in English. The terms and conditions of this Agreement will prevail over any inconsistent wording on purchase order forms. Hybrid shall make best efforts to meet the quantities and shipping dates specified by CUSTOMER in each purchase order; however, Hybrid shall notify CUSTOMER within two (2) days following receipt of an order by Hybrid when quantities or shipping dates differ from those specified by CUSTOMER. Hybrid's standard lead times of released products is 45 days after receipt of order. Expedite requests will be handled on a case-by-case basis, Hybrid will make best effort to met CUSTOMER expedite requirements at no additional charge.

D. Orders placed by CUSTOMER for Products will be accepted by Hybrid provided that:

     i)   order is signed by CUSTOMER authorized representative
     ii)  the order is received and accepted by Hybrid during the Term
     iii) the value of any single order is not less than $500  and
     iv) the order specifies the Products ordered, purchase price(s), exact "ship-to" and "bill-to" address and requested delivery schedule.

[HYBRID LETTERHEAD]


2.   TERM OF AGREEMENT

This Agreement shall come into force on the date first written above ("Effective Date") and shall remain valid for orders placed and delivered during the period of ____________ months beginning on the Effective Date (the "term").

3.   PRICES/TAXES

All purchase prices are exclusive of shipping and insurance charges which shall be billed separately. Installation and related charges are only included if stated on the face of the order or quotation. Installation and related charges are subject to change due to CUSTOMER failure to complete site readiness as stated, non-standard site conditions, force majeure events or CUSTOMER caused delays. CUSTOMER agrees to pay all such additional charges as invoiced by Hybrid only upon prior written approval of CUSTOMER.

All prices are exclusive of all sales, use, excise, and other taxes, duties or charges. Unless evidence of tax exempt status is provided by CUSTOMER, CUSTOMER shall pay, or upon receipt of invoice from Hybrid, shall reimburse Hybrid for all such taxes or charges levied or imposed on CUSTOMER, or required to be collected by Hybrid, resulting from the Purchase Commitment or any part thereof.

All prices are FOB Hybrid' Factory Cupertino, California, U.S.A. Unless instructed otherwise, Hybrid will arrange for insurance and standard commercial shipping, the costs of which will be invoiced to the CUSTOMER.

Prior to delivery, Hybrid reserves the right to make substitutions, modifications and improvements to the Products, provided that such substitution, modification or improvement shall not adversely affect performance in the application originally agreed to with CUSTOMER, including, without limitation, any substitution, modification or improvement that adversely affects a Product's compatibility with the current Series 2000 system,

4.   PAYMENT/FINANCING

Terms of payment will be made on a per order basis and are subject to review by Hybrid. All amounts are payable to Hybrid Networks, Inc. at the address set forth on the invoice.

If CUSTOMER fails to satisfy Hybrid on payment arrangements, Hybrid may refuse to accept an order or may allow CUSTOMER to make other arrangements satisfactory to Hybrid prior to shipment.

5.   EQUIPMENT WARRANTY

Hybrid warrants that all Hybrid manufactured equipment, at the time of shipment that all products will be free from defects of material and workmanship and to conform to manufacturer's published specifications for a period of one (1) year from the date of delivery under normal operating conditions, which specifications are attached hereto as Addendum A and incorporated herein by this reference.

Should a product fail within this warranty period, Hybrid will repair or replace, at its discretion, the defective product when it is returned to Hybrid, shipping prepaid. Replacement products may be refurbished or contain refurbished materials. Proof of date of delivery of the returned product is required. Hybrid' sole obligation shall be to repair, replace, or refund the purchase price, at its option. Replacement Equipment may be new, refurbished or remanufactured; provided, however, that any Replacement Equipment provided by Hybrid to replace failed equipment upon initial installation thereof shall be new. Returned replaced Equipment shall become Hybrid' property. Replacement Equipment shall be warranted for the unexpired portion of the returned Equipment's warranty. The warranty provided under this section, shall not apply to any item of the equipment which has been altered or modified including any change, addition, or improvement. Hybrids' sole warranty liability to CUSTOMER with respect to equipment manufactured by a third party that does not reside in Hybrid's current price list (in Addendum A), and incorporated into Hybrid equipment shall be to pass through to CUSTOMER such

[HYBRID LETTERHEAD]


original equipment manufacturer's available product warranty. The warranty provided herein does not cover damage, defects, malfunctions or service failures caused by:

a) CUSTOMER's failure to follow Hybrid' environmental, installation, operation or maintenance specifications or instructions;

b) Modifications, alterations or repairs made other than by Hybrid;

c) CUSTOMER's mishandling, abuse, misuse, negligence, or improper storage, servicing or operation of the Equipment (including without limitation use with incompatible equipment). Addendum H includes a written list of compatible equipment to the Hybrid PoP equipment, which list will be updated by Hybrid from time to time.

; or

d) Power failures, surges, fire, flood, accident, actions of third parties or other like events outside Hybrid' control. Repairs necessitated during the warranty period by any of the foregoing causes may be made by Hybrid, and the CUSTOMER shall pay Hybrid' standard charges for time and materials, together with all shipping and handling charges arising from such repairs.

THIS WARRANTY CONSTITUTES HYBRIDS' SOLE AND EXCLUSIVE LIABILITY HEREUNDER, AND CUSTOMER'S SOLE AND EXCLUSIVE REMEDY, FOR DEFECTIVE OR NONCONFORMING ITEMS AND IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY (INCLUDING THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE).

6.   SOFTWARE

a) LICENSE. In connection with the purchase of the Units, Hybrid grants to CUSTOMER a non-exclusive, non-transferable license to use the software and related documentation ("Software"). The Software may include software and documentation that are owned by third parties and distributed by Hybrid under license from the owner.

(b) COPIES. CUSTOMER shall not make any copies of the Software, except for a single archival copy solely for internal purposes.

(c) CONFIDENTIALITY. CUSTOMER shall maintain the confidentiality of the Software and shall not sub-license, sell, rent, disclose, make available, disassemble, or otherwise communicate the Software to any other person, or use the Software except as expressly authorized in writing by Hybrid.

(d) TITLE. The Software and all copies thereof will at all times remain the sole and exclusive property of Hybrid or its licensor, as applicable, and CUSTOMER shall obtain no title to the Software.

(e) COPYRIGHT. CUSTOMER shall reproduce all copyright notices and any other proprietary legends on any copy of the Software made by CUSTOMER.

(f) ALTERATION. CUSTOMER shall not modify, disassemble, or decompile the Software.

(g) WARRANTY. Hybrid does not warrant that the operation of the Software will be error free. Hybrid will use reasonable efforts to correct any defects reported to Hybrid in writing within 90 days of the date of shipment, exclusive of defects caused by physical defects in Software disks due to mishandling, operator error or interfacing other systems not approved by Hybrid.

    Maintenance and enhancement releases occurring during the Term of this Agreement will automatically be sent to CUSTOMER at no additional charge.

THIS WARRANTY CONSTITUTES HYBRID'S SOLE AND EXCLUSIVE LIABILITY HEREUNDER, AND CUSTOMER'S SOLE AND EXCLUSIVE REMEDY, FOR DEFECTIVE OR NON-CONFORMING ITEMS AND IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY (INCLUDING THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE).

7.   SYSTEM/SOFTWARE SUPPORT

[HYBRID LETTERHEAD]


CUSTOMER will receive free of charge "System support" as outlined in ADDENDUM C, for all head end location sites during the first 90-days following the delivery of the units in these markets. After this period, an "Annual System Support Contract" may be purchased by CUSTOMER at the rate set forth in Addendum C.

Hybrid will support the Series 2000 product line with Technical Support and spare parts for the Term hereof.

Hybrid will follow the "Trouble ticket Process & Clearing" as outlined in ADDENDUM D. If these procedures are changed, Hybrid will notify CUSTOMER in writing prior to the effective date of such change.

Hybrid will follow the "Escalation Procedures" as outlined in ADDENDUM F. If these procedures are changed, Hybrid will notify CUSTOMER in writing prior to the effective date of such change.


8.   TECHNICAL SPECIFICATIONS

System functionality is limited to the published "Hybrid Series 2000 - System Description". A copy of said manual has been forwarded to CUSTOMER.

If customer contracts with Hybrid to complete installation, such installation services will be completed in accordance with Hybrids' normal installation practices. Hybrid shall perform its standard acceptance testing as outlined on ADDENDUM F, on the installed Equipment and CUSTOMER agrees to monitor said testing. Upon completion of installation, as described above, Hybrid shall notify CUSTOMER that the Equipment has been installed and operates in accordance with applicable test and performance specifications. The date of such notification shall be the installation cutover date. Hybrid may at its sole discretion use subcontractors to provide installation services.


9.   EXCUSABLE DELAY

Notwithstanding anything contained in this Agreement to the contrary, neither party shall be liable to the other for failure to perform any obligation under this Agreement (nor shall any charge or payments be made in respect thereof) if prevented from doing so by reason of acts of God, strikes, labor unrest, embargoes, civil commotion, rationing or other governmental orders or requirements, acts of civil or military authorities, or other contingencies if and to the extent such cause is beyond the reasonable control of such party and all requirements as to notice, another performance required hereunder within a specified period, shall be automatically extended to accommodate the period of any such cause which shall interfere with such performance.

10.  CHANGE, CANCELLATION, AND TERMINATION

In the event that either party breaches any provision of this Agreement and fails to cure such breach within thirty (30) days after written notice from the other party, the breaching party shall be in default and the non-breaching party shall have the right, but not the obligation, to terminate this Agreement by providing written notice to the breaching party at least thirty (30) days prior to the date of termination. Any subsequent cure of the breach that resulted in the termination notice will not affect the validity of the termination notice, unless such notice is withdrawn by the non-breaching party.

Hybrid' maximum liability and CUSTOMER's maximum recovery for any claim arising out of or in connection with the sale or use of Products shall not in the aggregate exceed the price paid by CUSTOMER for such Products hereunder less the price of Products delivered to and retained by CUSTOMER.


11.  ASSIGNMENT

Neither party may assign this Agreement in whole or in part without the prior written consent signed by an officer of the other party, which consent shall not be unreasonably withheld; provided, however, that CUSTOMER shall be permitted to assign this Agreement, in whole or in part, with notice, but without the necessity of consent, to any of its affiliates (defined in Rule 12b-2 of the Security Exchange Act of 1934, as amended).

12.  GOVERNING LAW, VENUE, AND JURISDICTION

[HYBRID LETTERHEAD]


This Agreement will be governed by and construed in accordance with the laws of the State of California. The parties agree that any action to enforce any provision of this Agreement or arising out of or based upon this Agreement or the business relationship between Hybrid and CUSTOMER will be brought in a local or Federal court of competent jurisdiction in Santa Clara County, California. Reasonable attorney fees shall be reimbursed, with respect to the foregoing, to the party who prevails on the merits.

13.  ENFORCEABILITY

If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall in no way be affected or impaired.

14.  NOTICES

Any notice required to be given by either party to the other party shall be in writing and shall be deemed given if personally delivered, if sent by facsimile (with receipt acknowledged) to the facsimile number the other party set forth below or if mailed postage prepaid, to:

     Hybrid Networks, Inc.                   CUSTOMER
     10161 Bubb Road                         _________________________
     Cupertino, CA 95014                     _________________________
     ATTN.: Sale Department                  ATTN.: _________________
     Fax no. 408/725-2439                    Fax no. _________________

or such other address as the party to which the notice is sent shall have provided to the other party by written notice in accordance with this Section.

15.  LIMITATION OF LIABILITY

NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS CONTRACT, UNDER NO CIRCUMSTANCES SHALL HYBRID BE LIABLE TO CUSTOMER OR ANY THIRD PARTY CLAIMING UNDER CUSTOMER FOR SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, AS A RESULT OF A BREACH OF ANY PROVISION OF THIS CONTRACT. CUSTOMER HEREBY INDEMNIFIES HYBRID AGAINST ALL LOSS OR LIABILITY FROM CLAIMS BY CUSTOMER OR A THIRD PARTY ARISING OUT OF OR RELATING TO THE INSTALLATION, OPERATION, OR USE OF THE EQUIPMENT, WHETHER ON ACCOUNT OF NEGLIGENCE OR OTHERWISE.

16.  ENTIRE AGREEMENT

This Agreement supersedes all previous communications, transactions, and understandings, whether oral, or written, and constitutes the sole and entire agreement between the parties pertaining to the subject matter hereof. No modification or deletion of, or addition to these terms shall be binding on either party unless made in writing and signed by a duly authorized representative of both parties.

IN WITNESS WHEREOF, duly authorized representatives of the Parties, hereto have executed this Agreement as of the day and year first above written.

HYBRID NETWORKS, INC.                   CUSTOMER:

By:_______________________________      By:_________________________________

Title:____________________________      Title:______________________________

Date:_____________________________      Date:_______________________________

[HYBRID LETTERHEAD]


                                     ADDENDUM A

                                 GLOBAL PRICE LIST

PoP Equipment
-------------------------------------------------------------------------------------------------------------------------------
     CMG-2000      CyberMngr 2000 w\HybridWare + SW for 500 Subs.                                                 $25,000
-------------------------------------------------------------------------------------------------------------------------------
     SNL-0500      Subscriber 500 Network License                                                                 $5,000
-------------------------------------------------------------------------------------------------------------------------------
     SNL-2500      Subscriber 2500 Network License                                                                $25,000
-------------------------------------------------------------------------------------------------------------------------------
     CMD-2000      CM Downstream Router with Hybridware + SW                                                      $18,170
-------------------------------------------------------------------------------------------------------------------------------
      SEC-010      Secure Encryption Card (DES)                                                                    $895
-------------------------------------------------------------------------------------------------------------------------------
     SQC-200-3     SIF (QAM) Card, 3-channel (each 10 Mbps)                                                       $4,150
-------------------------------------------------------------------------------------------------------------------------------
      SVC-100      4VSB 3-Ch SIF Card                                                                             $4,150
-------------------------------------------------------------------------------------------------------------------------------
     HEM-2004      Encoder/Modulator (4-VSB)                                                                      $3,200
-------------------------------------------------------------------------------------------------------------------------------
     QMC-200-3     64 QAM Modulator Card w/ Filter & Combiner, 3 channel                                          $4,820
-------------------------------------------------------------------------------------------------------------------------------
    QMC-200-3C     64 QAM Modulator Card w/ Combiner, 3 channel                                                   $4,820
-------------------------------------------------------------------------------------------------------------------------------
    HEM-2004-B     Baseband Transmitter (IF-to BB)                                                                $2,600
-------------------------------------------------------------------------------------------------------------------------------
    HEM-2004-I     Baseband Receiver (BB to IF)                                                                   $3,400
-------------------------------------------------------------------------------------------------------------------------------
    HEM-2204-B     Encoder-Baseband (64 QAM)                                                                      $2,600
-------------------------------------------------------------------------------------------------------------------------------
    HEM-2204-I     Modulator-IF (64 QAM)                                                                          $3,400
-------------------------------------------------------------------------------------------------------------------------------
     HFL-2220      IF Filter (standalone, special purpose)                                                          POA
-------------------------------------------------------------------------------------------------------------------------------
    CMU-2000-8T    CM Upstream Router with HybridWare + SW                                                        $18,285
-------------------------------------------------------------------------------------------------------------------------------
   CMU-2000-14C    CM Upstream Router with HybridWare + SW                                                        $18,860
-------------------------------------------------------------------------------------------------------------------------------
     VDC-010-2     4-VSB Demodulator Card, 2 channels per card                                                    $2,595
-------------------------------------------------------------------------------------------------------------------------------
     VBU-010-x     Hybrid Block Upconverter                                                                       $3,200
-------------------------------------------------------------------------------------------------------------------------------
      CKT-201      Baseline One-Way System Cabling Kit                                                             $100
-------------------------------------------------------------------------------------------------------------------------------
     TDC-001-8     Phone Modem Card, 8 lines per card                                                             $3,095
-------------------------------------------------------------------------------------------------------------------------------
     CSM-2000      CyberSecure 2000, includes HybridWare + SW                                                     $15,000
-------------------------------------------------------------------------------------------------------------------------------
     SUG-2000      Software Upgrade from Series 2000 ELS to full Series 2000                                       $500
-------------------------------------------------------------------------------------------------------------------------------

Commercial PoP Equip. Available From Hybrid
-------------------------------------------------------------------------------------------------------------------------------
      OFS-200      Fast Ethernet Switch (Cisco Catalyst 2800)                                                     $8,700
-------------------------------------------------------------------------------------------------------------------------------
      OCM-160      C6M Modulator/Upconverter (USA Spec)                                                           $2,140
-------------------------------------------------------------------------------------------------------------------------------
      OCM-165      C6MP Modulator/Upconverter (USA Spec)                                                          $2,950
-------------------------------------------------------------------------------------------------------------------------------
      OCM-260      C6U Modulator/Upconverter (USA and International)                                              $2,950
-------------------------------------------------------------------------------------------------------------------------------
      ORK-719      7-foot, 19-inch rack                                                                            $940
-------------------------------------------------------------------------------------------------------------------------------
      CKT-201      Baseline One-Way Cable/Telephone System Cabling Kit                                             $100
-------------------------------------------------------------------------------------------------------------------------------
      CKT-221      Baseline Two-Way Cable (FSK) System Cabling Kit                                                 $200
-------------------------------------------------------------------------------------------------------------------------------
      DKT-030      Monitor and Keyboard  (both rackmount for CMD and CMU)                                          $925
-------------------------------------------------------------------------------------------------------------------------------

[HYBRID LETTERHEAD]


-------------------------------------------------------------------------------------------------------------------------------
      OCS-016      16-way Splitter                                                                                  $0
-------------------------------------------------------------------------------------------------------------------------------
      ODF-260      Diplex Filter                                                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
      OPS-030      Power Strip                                                                                     $130
-------------------------------------------------------------------------------------------------------------------------------
      OLP-330      Termianl Server (Portmaster) 30 Port                                                           $3,700
-------------------------------------------------------------------------------------------------------------------------------
     OEX-020-7     Upstream Demodulator Shelf (supports 7 FSK cards)                                              $2,200
-------------------------------------------------------------------------------------------------------------------------------
      OEC-021      FSK Upstream Demodulator Card                                                                   $965
-------------------------------------------------------------------------------------------------------------------------------

SPARE PART
-------------------------------------------------------------------------------------------------------------------------------
      LAC-010      10/100 BaseT LAN Interface Card                                                                 $690
-------------------------------------------------------------------------------------------------------------------------------
     HSB-210-S     Secure Encryption Card (SBUS)                                                                   $895
-------------------------------------------------------------------------------------------------------------------------------

Hybrid Client Cable Modems* - maybe superceded by VPA
-------------------------------------------------------------------------------------------------------------------------------
      CCM-201      Client Cable Modem (multi-user)                                                                 $795
-------------------------------------------------------------------------------------------------------------------------------
     CCM-201-S     Client Cable Modem (multi-user), encryption support (DES)                                       $895
-------------------------------------------------------------------------------------------------------------------------------
      CCM-221      Client Cable Modem                                                                              $845
-------------------------------------------------------------------------------------------------------------------------------
     CCM-221-S     Client Cable Modem, encryption support (DES)                                                    $945
-------------------------------------------------------------------------------------------------------------------------------
       N-201       Client Cable Modem (single-user)                                                                $440
-------------------------------------------------------------------------------------------------------------------------------
      N-201-S      Client Cable Modem (single-user),encryption support (DES)                                       $540
-------------------------------------------------------------------------------------------------------------------------------
       N-221       Client Cable Modem (single-user)                                                                $495
-------------------------------------------------------------------------------------------------------------------------------
      N-221-S      Client Cable Modem (single-user),encryption support (DES)                                       $595
-------------------------------------------------------------------------------------------------------------------------------

Commerical Cable Modem Accessories
-------------------------------------------------------------------------------------------------------------------------------
      OTM-001      V.34 28.8 Phone Modem (typically US Robotics)                                                   $125
-------------------------------------------------------------------------------------------------------------------------------
      OEH-005      Ethernet Hub (5-port support for five computers)                                                 $80
-------------------------------------------------------------------------------------------------------------------------------
      CBL-001      RS-232 Modem Cable (see Note 5)                                                                  $8
-------------------------------------------------------------------------------------------------------------------------------

Hybrid Technical Support and Training
-------------------------------------------------------------------------------------------------------------------------------
     TRN-201-4     One-Way Cable (64QAM) Training Program                                                         $6,000
-------------------------------------------------------------------------------------------------------------------------------
     TRN-201-1     One-Way Cable (64QAM) Training Program/Per Student                                             $1,500
-------------------------------------------------------------------------------------------------------------------------------
     TRN-221-4     Two-Way Cable (64QAM) Training Program                                                         $7,500
-------------------------------------------------------------------------------------------------------------------------------
     TRN-221-1     Two-Way Cable (64QAM) Training Program/Per Student                                             $1,875
-------------------------------------------------------------------------------------------------------------------------------
     TRN-240-4     Secure Router Training Program                                                                 $3,000
-------------------------------------------------------------------------------------------------------------------------------
     TRN-240-1     Secure Router Training Program/Per Student                                                      $750
-------------------------------------------------------------------------------------------------------------------------------
      SRV-100      System Integration per day                                                                     $1,500
-------------------------------------------------------------------------------------------------------------------------------

[HYBRID LETTERHEAD]


                                     ADDENDUM B
                              VOLUME DISCOUNT LEVELS
                             ALL PRICE IN U.S. DOLLARS

                    MULTIPLE PC MODEM PRICES - TELEPHONE RETURN
                    -------------------------------------------
LEVEL          CABLE MODEM              QTY                       PRICE
-----          -----------              ---                       -----
1              CCM-201                  0-1,000                   $795
2              CCM-201                  1,001-3,000               $745
3              CCM-201                  3,001-5,000               $695
4              CCM-201                  5,001- 10,000             $595
5              CCM-201                  10,001- 25,000            $570
6              CCM-201                  25,001 AND GREATER        $540

NOTE: for DES encryption add $100 per modem

                    SINGLE PC MODEM PRICES - TELEPHONE RETURN
                    -----------------------------------------
LEVEL          CABLE MODEM              QTY                       PRICE
-----          -----------              ---                       -----
1                 N-201                 0-1,000                   $440
2                 N-201                 1,001-3,000               $395
3                 N-201                 3,001-5,000               $375
4                 N-201                 5,001- 10,000             $345
5                 N-201                 10,001-25,000             $320
6                 N-201                 25,001 AND GREATER        $295

NOTE: - for internal phone modem add $50.00 per modem (future release)
      - for DES encryption  add $100 per modem


                      MULTIPLE PC MODEM PRICES - CABLE RETURN
                      ---------------------------------------
LEVEL          CABLE MODEM              QTY                       PRICE
-----          -----------              ---                       -----
1                 CCM-221               0-1,000                   $845
2                 CCM-221               1,001-3,000               $795
3                 CCM-221               3,001-5,000               $745
4                 CCM-221               5,001- 10,000             $645
5                 CCM-221               10,001- 25,000            $620
6                 CCM-221               25,001 AND GREATER        $595

NOTE: for DES encryption add $100 per modem

                 SINGLE PC MODEM PRICES - CABLE RETURN
                 -------------------------------------
LEVEL          CABLE MODEM              QTY                       PRICE
-----          -----------              ---                       -----
1                 N-221                 0-1,000                   $495
2                 N-221                 1,001-3,000               $470
3                 N-221                 3,001-5,000               $440
4                 N-221                 5,001- 10,000             $420
5                 N-221                 10,001-25,000             $370
6                 N-221                 25,001 AND GREATER        $345

NOTE: - for internal phone modem add $50.00 per modem (future release)
      - for DES encryption  add $100 per modem

[HYBRID LETTERHEAD]


                                     ADDENDUM C

                             SYSTEM & SOFTWARE SUPPORT

MEDIA WARRANTY

Hybrid Networks warrants that the media on which the Hybrid Networks product is recorded will be free from defects in material and workmanship under normal use and service for a period of 90 days from shipment. Defective media will be replaced through the Hybrid Networks RMA process.

INITIAL 90 DAY SYSTEM SUPPORT

Initial 90-day support for all head ends "launched", telephone support, maintenance releases, enhancement releases, system monitoring, technical bulletins, and access to the electronic bulletin board.

SOFTWARE SUPPORT

For each site initial software support period begins from the date of Hybrid Networks shipment of the first application software purchase of a particular product type for each site.

The support period also applies to all Hybrid Networks software and firmware products containing application code.

For the duration of the contract, Hybrid will provide the following software support:

Definitions

When used in this booklet:

      a. "Site or Site Location" - refers to physical customer location usually associated with a single address, including the floors of a single building or adjoining buildings, and which has a single network administrative authority.

      b. "Software" - refers to those computer program products, including Maintenance Releases, in object code form which the customer has licensed from Hybrid Networks.

      c. "Maintenance Release" - refers to new version levels of software, periodically distributed for the purpose of correcting problems in previous releases.

      d. "Enhancement Release" - is defined as new versions of the product which include significant changes and/or additions to functionality.

Software Support coverage will be provided free of charge for the initial 90-days and is renewable on an annual basis at a price of $1,000 PER CYBERMANAGER-TM- PER MONTH. The coverage provides for telephone support through the Hybrid Networks Support Center and for active software products; maintenance releases and enhancement

[HYBRID LETTERHEAD]


releases occurring during the contract term. All software support customers will receive all relevant Technical Bulletins that are released during their contract term and access to the WWW on-line support.

Telephone support will consist of access to the Hybrid Networks Solution Center during the normal Hybrid Networks hours of coverage (6am - 5pm Pacific Time, Monday through Friday, excluding Hybrid Networks observed holidays). The support group will provide responses to software related issues such as installations, configuration and problem solving.

Maintenance releases and enhancement releases occurring during the contract period will be automatically sent to contract customers at no additional charge. The release quantities will be shipped in the same manner as the contract was purchased. For example, single unit contracts will receive a "one-for-one" update kit and site contracts will receive one master update kit per site. The classification of a given release as "maintenance" or "enhancement" is solely at Hybrid Networks discretion. Both types of releases will be issued on standard media and will include all relevant technical documentation.

New software that comprises a new product model, versus an enhancement of an existing model, will require a separate software support agreement. The distinction between new product models and enhancements of existing models is at Hybrid Networks' discretion.

For customers whose initial support or contract term has lapsed without renewal, telephone support and new releases will be available on a chargeable, per incident basis. In general, these charges will amount to substantially more than an annual support contract. Those wishing to initiate or reinstate their contract status must first be running the current released software version prior to the effective date of the contract. This prerequisite may require the purchase of a maintenance or enhancement release.

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                                     ADDENDUM D

                         TROUBLE TICKET PROCESS & CLEARING

STEP 1:   SERVICE REQUEST (IR) PROCESS

Call placed to Hybrid Support Center (800)516-9315 or (408)342-4299
-    7am - 6pm Pacific Time
-    Call Logged using Customer Severity Level
-    IR is created or updated normally
-    Escalating an IR is initiated by entering date and time
-    Current and pending status will be updated daily


STEP 2:   RETURN MATERIAL AUTHORIZATION (RMA) PROCESS

Call placed to Hybrid Support Center (800)516-9315 or (408)342-4299
-    7am - 6pm Pacific Time
-    Customer Provide Information to Hybrid
-    Name, Company, address, and telephone number
-    Model and serial number of equipment
- Detail statement giving the reason for replacement and/or repair (also sent with returned equipment)
-    Warranty returns will be repaired with a 10-business day turnaround
- Products diagnosed by the Support Center as "our-of-the-box" failures, or which fail within the first 30 days of usage at the customer site, will generally be replaced by the next business day

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                                     ADDENDUM E

                               ESCALATION PROCEDURES

NET OPS ESCALATION PROCEDURE CHART:

                           1              2             3        Escalated     Escalated      Other
                       Emergency     Significant     Limited        by            to        Advisories
-----------------------------------------------------------------------------------------------------------
Escalation level: 1-                                               Net Ops     Director       Dir Eng
  Net Ops Tech         TO + 4 hrs    TO + 8 hrs    TO + 5 days                             Dir/Net Ops
  Support Staff                                                 Tech. Support   Net Ops      Salesman
                     --------------------------------------------------------------------------------------
                       TO + 48 hrs   TO + 96 hrs   TO + 14 days                            Director Net Ops
2- Net Ops                                                        Director      Director     VP Operations
  Team/Operations                                                  Net Ops        Eng        VP Eng
                                                                                             VP Sales
                     --------------------------------------------------------------------------------------
3 - Engineering        TO + 5 days   TO + 14 days  TO + 30 days     Eng          Exec
                                                                     VP          Staff
                     --------------------------------------------------------------------------------------
4 - Exec Staff         -Emergency meeting for decision and
                        contingency planning                         n/a           n/a           n/a
-----------------------------------------------------------------------------------------------------------

-    Times indicated are total elapsed clock hours from initial call
-    Times apply equally to domestic and international calls
- TO Times for Headquarters Technical Support Engineers include one hour telephone response time
-    Action plan supersedes the time frames
-    Times are flexible in that escalation can occur faster
-    Net Ops owns the "problem" and escalation tracking
- Escalation table incidents are not limited to hardware and software bugs, but can include enhancements for marketing or quality issues for manufacturing
- Escalation for severity 1 & 2 which go past Net Ops level will be raised at the weekly bug status meeting
-    Action plan supersedes the time frames

                                                                        Page 12

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                                     ADDENDUM F

                             ACCEPTANCE TEST PROCEDURES

ACCEPTANCE TEST PROCEDURES

SCOPE OF ACCEPTANCE TEST

This acceptance test is designed to determine the functional status of the equipment which Hybrid Networks has proposed, trained and has assisted with installation. The test will demonstrate that the system meets requirements as specified in the Hybrid Networks' specifications. All findings of the test will be reported to the customer upon completion of testing.


     CONNECTIVITY TEST:
     Customer will randomly select one (1) Client Cable Modem (CCM) on the Customer's network. Workstation (PC with Windows 95 End Node) to System's network connectivity will be established and verified by a user's CCM being logged onto the network .

     PING TEST:
     Once the user is network attached, the Customer and Hybrid will conduct Ping testing. See Windows 95 DOS Ping command listed below.

        LOCAL PING TEST:
        With the Ping command, you can send a ping request to the local CCM to verify that it is receiving information. Enter the IP address of the CCM in the destination-list field. From the Windows 95 DOS prompt enter "ping (CCM IP Address)".

        REMOTE PING TEST:
        With the Ping command, you can send a ping request to the Hybrid CyberManager to verify that it is receiving information. Enter the IP address of the CyberManager in the destination-list field. From the Windows 95 DOS prompt enter "ping (CyberManager IP Address)". This step will verify the complete network operation of the Hybrid Networks' System and the CCM.

     CYBERMANAGER FTP TEST:
     Once the user is network attached, the Customer and Hybrid will conduct FTP testing. Using Hybrid's CableTest, run the FTP test to the CyberManager. File transfer ability will be proven.

     WWW TEST: (OPTIONAL)
     Access the World Wide Web (WWW) using Microsoft Internet Explorer 3.0 (or better), Netscape, Mosaic or equivalent. This test can only be performed if the Customer has provide an Internet Access which has been configured.


TEST REPORT

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     A complete test report detailing how the above tests were performed, the exact configuration of the network, and the results of the tests will be generated. This test report will be presented to Customer at test completion.

NOTES

1. Failure of Customer to accept or reject the Network within a period of thirty
   (30) days of notification of certification as provided for herein shall be deemed System Acceptance.

2. If Customer uses any portion of the Hybrid System for production purposes, the System shall be deemed accepted by Customer.

3. Windows 95 DOS Ping Command Syntax.

     WINDOWS 95 DOS PING COMMAND:
-------------------------------------------------------------------------------
     C:\WINDOWS>ping

     Usage: ping [-t] [-a] [-n count] [-l size] [-f] [-i TTL] [-v TOS]
                 [-r count] [-s count] [[-j host-list] | [-k host-list]] [-w timeout] destination-list

     Options:
         -t             Ping the specified host until interrupted.
         -a             Resolve addresses to hostnames.
         -n count       Number of echo requests to send.
         -l size        Send buffer size.
         -f             Set Don't Fragment flag in packet.
         -i TTL         Time To Live.
         -v TOS         Type Of Service.
         -r count       Record route for count hops.
         -s count       Timestamp for count hops.
         -j host-list   Loose source route along host-list.
         -k host-list   Strict source route along host-list.
         -w timeout     Timeout in milliseconds to wait for each reply.
-------------------------------------------------------------------------------

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                                   CERTIFICATION
                                         OF
                                     ACCEPTANCE

Customer Name:_____________________________

Contract Number:____________________________

Contract Date:_______________________________

Site Location:_______________________________

Scope of Work:
________________________________________________________________________

________________________________________________________________________

________________________________________________________________________



-------------------------------------------------------------------------
TEST                                                            COMPLETED
-------------------------------------------------------------------------
CONNECTIVITY TEST:                                                    / /
-------------------------------------------------------------------------
PING TEST:                                                            / /
-------------------------------------------------------------------------
     LOCAL PING TEST:                                                 / /
-------------------------------------------------------------------------
     REMOTE PING TEST:                                                / /
-------------------------------------------------------------------------
CYBERMANAGER FTP TEST:                                                / /
-------------------------------------------------------------------------
WWW TEST: (OPTIONAL)                                                  / /
(Only if Internet Access is configured)
-------------------------------------------------------------------------

I hereby certify that the work represented by the contract described above has been completed by Hybrid Networks and was given final inspection and acceptance on ______________________.


_________________________________                    __________________
Sign - Customer                                                    Date

_________________________________
Print

_________________________________                    __________________
Sign - Hybrid Networks                                             Date

_________________________________
Print

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[HYBRID LETTERHEAD]


                                     ADDENDUM G

                                 SYSTEM DESCRIPTION

     See "Hybrid Series 2000 System Description" document number 018-00003-01

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[HYBRID LETTERHEAD]


                                     ADDENDUM H

        RECOMMENDED 3RD PARTY EQUIPMENT COMPATABLE WITH HYBRID POP EQUIPMENT

- LAN CARDS (CLIENT SIDE):
     - 3COM 3C509, 3C9xx                - Megahertz (PCMCIA)
     - Intel Pro 10/100                 - Motorola (PCMCIA)
     - Intel Pro 10                     - Xircom (PCMCIA)
     - SMC                              - 3COM (PCMCIA)

NOTE: Most Ethernet cards that follow the Ethernet standard should function w\the Hybrid CCMs.



- UPSTREAM DEVICES:
     - Hybrid Networks CMU              - Livingston PortMaster 2

NOTE: Hybrid Networks is working on validating other 3rd party upstream devices. The first 3 that Hybrid will be working on validating are: Ascend MAX, USR TotalControl, & Livingston PortMaster 3. We are also looking at Cisco ASN5200 and Microcom ISPort as possible units to be validated.



- ROUTER:
     - Cisco (Model depending on configuration)


- ETHERNET SWITCH:
     - Cisco (14xx, 28xx, 5000) (Model depending on configuration)


- CSU/DSU:
     - RAD FC1                          - ADC/Kentronix

- TELEPHONE MODEM:
     - USR 14.4k External               - Mortorola V.3400
     - USR 28.8k External               - Microcom DeskPorte 28.8P
     - USR 33.6k External               - Hayes Accura 28.8 FAX/Modem
     - USR 28.8  --  WORKS              - Zoom/FAX Modem V.34X Model 470
     - USR Couier V.Everything          - Practical Peripherals PM288MT 11
                                          V.34

NOTE: Most Modems that follow the Hayes "AT" standards should function with the Hybrid CCMs.


- TRANSMITTERS:
     - ITS                              - Comwave

Note: Support Digital series of above vendors, analog series requires modifications